Acquisition	12 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
Acquisition

3. Acquisition

On February 4, 2025, the Company acquired certain assets of Greenfield CRE (Greenfield), a construction management company and previous partner of MCRE (the Greenfield Acquisition). In connection with the acquisition, the Company formed MCS, a wholly owned subsidiary of GEG, and combined Greenfield's assets with the assets of MCM to launch an integrated, full-service construction business. MCS will be dedicated to serving the Company's various real estate businesses, as well as expanding its existing third-party consulting business. The acquisition was considered a business combination under ASC 805, Business Combinations, and accounted for using the acquisition method of accounting. The financial results of MCS are included in the Company's consolidated results for the period beginning on February 4, 2025.

The aggregate cash purchase price was approximately $2.5 million, inclusive of certain purchase price adjustments.

The Company has made a preliminary estimate of the allocation of the purchase price of Greenfield to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair value as follows:

(in thousands)	June 30, 2025
Goodwill	$440
Intangible assets:
Customer related	1,610
Licenses	450
$2,500

The excess of the purchase price over the estimated fair values of the net assets acquired, including identifiable intangible assets, is recorded as goodwill. Goodwill is primarily attributable to the assembled workforce and expected synergies from combining operations and is expected to be tax deductible.

The intangible assets acquired include customer-related intangibles and general contractor licenses, each with a weighted average estimated useful life of 15 years. The customer-related intangible was valued using a multi-period excess earnings method, an income approach, which values the intangible asset by discounting the direct cash flow expected to be generated by the customers, net of returns on contributory assets such as working capital, fixed assets, assembled workforce, etc. The licenses intangible asset was valued using a cost approach that reflects both the direct costs required to obtain the licenses and the lost profits the business would incur during the time it would take to acquire them if they were not already in place.

Revenues and operating loss before income taxes from MCS for the period from February 4, 2025 through June 30, 2025 amounted to approximately $0.9 million and $0.9 million, respectively. The Company incurred approximately $0.1 million of acquisition-related costs that were expensed in investment management expenses during the year ended June 30, 2025.

The following unaudited pro forma financial information presents the combined results of operations of the Company and Greenfield as if the acquisition had occurred on July 1, 2023. The unaudited pro forma financial information includes the accounting effects of the business combination, including amortization of intangible assets. The unaudited pro forma financial information is presented for information purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the periods presented, nor should it be taken as an indication of the Company’s future consolidated results of operations.

	For the twelve months ended June 30,
(in thousands)	2025	2024
Pro forma combined:
Revenue	16,246	21,642
Net income	14,255	1,361